1 Capital Structure – Pre Conversion Assumptions: Shown before any contemplated stock split Rant preffereds equal to the amount necessary to provide 22% ownership if only they convert Accrued Interest and Accrued Dividends are calculated as of 8/15/16 Note: Post Debt/equity swap of $7MM of Preferreds on 5/9 Exclude warrants held by RFXS that are materially out of the money and highly unlikely to be exercised Current Proforma % RFXS Debt and Accrued Interest (To be Subordinated) $31.6 $31.6 RFXS Preferreds & Accrued Dividend $4.7 $4.7 Rant Note (Subordinated) – $3.0 Rant Preferred – $4.4 Dominion Debentures (Senior Secured) – $4.4 Domi i n Warrants – $2.2 RFXS (Shares) 39,598,536 39,598,536 65.5% Public (Shares) 20,878,176 20,892,022 34.5% Rant Preferreds (Shares) – – 0.0% Rant Note (Shares) – – 0.0% Dominion (Shares) – – 0.0% Total Debt, Preferreds & Warrants ($MM) $36.2 $50.3 Total Outstanding Shares 60,476,712 60,490,558 100.0%

2 Capital Structure – Post Conversion Assumptions: Dominion Debentures & Warrants convert @ $0.26 RFXS Debt & Preferreds convert @ $0.26 Rant Note converts @ $0.26 Assumes Rant preferreds previously converted but adjusts to 22% upon RFXS conversion Accrued Interest and Accrued Dividends assumes a 8/15/16 conversion Shown before any contemplated stock split Note: Post Debt/equity swap of $7MM of Preferreds on 5/9 Exclude warrants held by RFXS that are materially out of the money and highly unlikely to be exercised Current Proforma % RFXS Debt and Accrued Interest (To be Subordinated) $31.6 – RFXS Preferreds & Accrued Dividend $4.7 – Rant Note (Subordinated) $3.0 – Rant Preferred $4.4 – Dominion Debentures (Senior Secured) $4.4 – Dominio Warrants $2.2 – RFXS (Shares) 39,598,536 178,968,854 58.9% Public (Shares) 20,892,022 20,892,022 6.9% Rant Preferreds (Shares) – 66,937,589 22.0% Rant Note (Shares) – 11,538,462 3.8% Dominion (Shares) – 25,641,023 8.4% Total Debt, Preferreds & Warrants ($MM) $50.3 – Total Outstanding Shares 60,490,558 303,977,949 100.0%